Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kimbell Royalty Partners, LP (the “Partnership”) on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Davis Ravnaas, Chief Financial Officer of Kimbell Royalty GP, LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: February 25, 2021	/s/ R. Davis Ravnaas
President and Chief Financial Officer of Kimbell Royalty GP, LLC, the general partner of Kimbell Royalty Partners, LP (Principal Financial Officer)